EXHIBIT 10.46

FRANKLIN FINANCIAL NETWORK, INC.

2007 OMNIBUS EQUITY INCENTIVE PLAN

AWARD AGREEMENT FOR INCENTIVE STOCK OPTIONS

THIS INCENTIVE STOCK OPTION AGREEMENT (this “Agreement”) is made as of the     day of             , 2013 (the “Date of Grant”), by and between Franklin Financial Network, Inc., a Tennessee corporation (“Corporation”) and             ( the “Participant”) pursuant to the Franklin Financial Network, Inc. 2007 Omnibus Equity Incentive Plan (the “Plan”).

WHEREAS, Corporation has adopted its 2007 Omnibus Equity Incentive Plan (the “Plan”); and

WHEREAS, the committee chosen by Corporation to administer the Plan (the “Committee”) has determined that Participant is eligible to receive an option to purchase shares of common stock of Corporation (“Stock”) under an incentive stock option and has determined that it is in the best interest of Corporation to grant the stock option documented herein to Participant.

NOW, THEREFORE, in consideration of the foregoing, of the mutual promises hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Grant of Option. Corporation hereby grants to Participant the right to purchase                     (            ) shares of Stock (the “Option Shares”) at a price of ($13.00) per Option Share (the “Option Price”), in accordance with the terms of this Agreement and the Plan (the “Option”). The Committee, exercising good faith, has determined that the Option Price is equal to at least one hundred percent (100%) of the fair market value of a share of Stock on the Date of Grant. The Option is intended by the parties hereto to be, and shall be treated as, an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986 (the “Code”)).

2. Termination of Option.

(a) Termination Date. The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been previously exercised or otherwise terminated, shall terminate and become null and void on             , 2023 at 5:00 P.M. (the “Termination Date”).

(b) Termination of Participant’s Employment. In the event of the termination of Participant’s employment by Corporation for any reason other than Participant’s death, disability or retirement, the Option, to the extent not previously exercised, shall terminate and become void on the date occurring three months after Participant ceases to be an employee of Corporation. Provided, however, notwithstanding any other provisions set forth herein or in the Plan, if Participant shall commit any act of malfeasance affecting Corporation or any affiliated corporation or is convicted of a felony or engages in conduct that would warrant Participant’s discharge for cause as such is determined by the Committee in its sole discretion, any unexercised portion of the Option shall immediately terminate and become void. A transfer of Participant’s employment between Corporation and any subsidiary of Corporation shall not be deemed to be a termination of Participant’s employment.

(c) Death, Disability or Retirement. Upon termination of Participant’s employment by reason of Participant’s death, the Option may be exercised, to the extent not previously exercised, by Participant’s estate or any distributee of the Option under Participant’s will or the applicable laws of descent and distribution until five years from date of death. Upon termination of Participant’s employment by reason of disability (within the meaning of Section 22(e)(3) of the Code) or retirement, the Option may be exercised, to the extent not previously exercised, until the earlier of the Termination Date or the date occurring one year from the date of termination of Participant’s employment.

3. Installment Exercise. Subject to such further limitations as are provided herein, the Option shall become vested and exercisable in five (5) installments, Participant having the right hereunder to purchase from Corporation the following number of Option Shares upon exercise of the Option, on and after the following dates, in cumulative fashion:

(a) on and after the first anniversary of the Date of Grant, up to twenty percent (20%) (ignoring fractional shares) of the total number of Option Shares;

(b) on and after the second anniversary of the Date of Grant, up to an additional twenty percent (20%) (ignoring fractional shares) of the total number of Option Shares; and

(c) on and after the third anniversary of the Date of Grant, up to an additional twenty percent (20%) (ignoring fractional shares) of the total number of Option Shares; and

(d) on and after the fourth anniversary of the Date of Grant, up to an additional twenty percent (20%) (ignoring fractional shares) of the total number of Option Shares; and

(e) on and after the fifth anniversary of the Date of Grant, the remaining Option Shares.

4. Exercise of Option. The Option, or any portion of the Option eligible to be exercised by the Participant and not previously exercised, may be exercised at any time or times prior to the termination of the Option pursuant to the provisions hereof. The Option may be exercised only if compliance with all Federal and state securities laws can be effected and only by (i) Participant’s completion, execution and delivery to Corporation of a notice of exercise and “investment letter” in the form attached hereto as Exhibit A, and (ii) Participant’s payment to Corporation of an amount equal to the sum of the amount obtained by multiplying the Option Price by the number of Option Shares being purchased plus any withholding tax required by law as determined by Corporation. Payment shall be made by check payable to Corporation or such other medium of payment as the Committee shall approve. Upon the exercise of the Option by Participant, or as soon thereafter as is practicable, Corporation shall issue and deliver to Participant a certificate or certificates evidencing such number of Option Shares as Participant has so elected to purchase. Such certificate or certificates shall be registered in the name of Participant and shall bear any legend required by any Federal or state securities law or agreement as Corporation shall determine.

5. Transferability of Option. The Option may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except that the Option may be transferred upon the death of Participant as provided by Participant’s Will or the applicable laws of descent and distribution. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option, or levy of attachment or similar process upon the Option not specifically permitted herein shall be null and void and without effect. Any permitted transferee will be entitled to all of the rights of Participant with respect to the assigned portion of the Option, and such portion of the Option will continue to be subject to all of the then existing terms, conditions and restrictions applicable to the Option, as set forth herein and in the Plan.

6. Adjustments. In the event of the declaration of any stock dividend on the Stock or in the event of any reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of Stock, or like adjustment, the number of shares of Stock and the class of shares of Stock available pursuant to the Option, and the Option Price, shall be adjusted proportionately as determined by the Committee, whose determination shall be conclusive. Notwithstanding the foregoing, in the event of such a reorganization, merger, consolidation, acquisition, separation, recapitalization, split-up, combination or exchange of shares of stock, or like adjustment which results in substantially all the shares of the Stock of Corporation being exchanged for, or converted into cash or other property, the Committee or Corporation shall have the right to terminate the Option as of the date of the exchange or conversion in which case the Option shall convert into the right to receive such cash or property net of the Option Price of the Options.

7. Termination, Suspension or Amendment of Option. The Committee or Corporation may, at any time, terminate, suspend or amend the Plan or this Agreement.

8. Registration of Underlying Securities. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending registration under federal or state securities laws, the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available, the listing or inclusion of the Shares on any securities exchange or an automated quotation system, or the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred. Notwithstanding anything herein to the contrary, the Company shall be under no obligation to issue any Shares to the extent the Committee determines that such issuance of Shares would be in violation of any applicable state or federal law.

9. Participant’s Rights. The granting of the Option shall impose no obligation upon Participant to exercise such Option. Participant shall have no equity interest in Corporation, nor shall Participant have any voting, dividend, liquidation or dissolution rights with respect to any capital stock of Corporation solely by reason of having the Option or having executed this Agreement. Upon the issuance and delivery of a certificate for Option Shares after exercise of the Option, Participant shall have the rights of a shareholder with respect to such Option Shares and to receive all dividends or other distributions paid or made with respect thereto. Nothing in this Agreement or the Plan shall confer upon Participant the right to continue in the employ of Corporation or affect any right which Corporation may have to terminate such employment at any time.

10. Elimination of Fractional Shares. If this Agreement requires a computation of the number of shares of Stock subject to the Option, and the number so computed is not a whole number of shares of Stock, such number of shares of Stock shall be rounded down to the next whole number.

11. Shareholders’ Agreement. Participant agrees to execute any Shareholders’ Agreement which all other shareholders of Corporation are subject prior to delivery of any Stock upon the exercise of the Option. All Stock delivered to Participant pursuant to the exercise of the Option shall be subject to any Shareholders’ Agreement previously entered into by Participant relating to the Stock.

12. Incorporation of Plan by Reference. The Option is granted pursuant to the terms of the Plan, a copy of which is attached hereto as Exhibit “B” and the terms of which are incorporated herein by reference. The Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this Agreement, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder. The provisions of the Plan shall control in the event of any inconsistencies between this Agreement and the Plan.

13. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option and the Shares. This Agreement is an integration of any and all prior agreements or understandings, oral or written, with respect to the Option and the Shares.

14. Notices. Any and all notices provided for herein shall be sufficient if in writing, and sent by hand delivery or by certified or registered mail (return receipt requested and first class postage prepaid), in the case of Corporation, to its principal office, and, in the case of Participant, to Participant’s address as shown on Corporation’s records.

15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee.

16. Modifications. Except as otherwise provided herein, no change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

17. Successors. This Agreement shall be binding on all permitted successors and assigns of Participant including any estate, executors or administrators, trustees, or personal or legal representatives, and, in any such event all references herein to Participant shall, to the extent applicable, be deemed to refer to and include such estate, executors or administrators, trustees or personal or legal representatives, as the case may be.

IN WITNESS WHEREOF, Corporation and Participant have executed this Agreement as of the day and year first above written.

FRANKLIN FINANCIAL NETWORK, INC.

By:
Title:

PARTICIPANT:

Signature of Participant

Printed Name of Participant

EXHIBIT A

NOTICE AND REQUEST OF EXERCISE

OF OPTION TO PURCHASE

SHARES OF STOCK

OF FRANKLIN FINANCIAL NETWORK, INC.

The undersigned Participant in the 2007 Omnibus Equity Incentive Plan (the “Plan”) of Franklin Financial Network, Inc., a Tennessee corporation (“Corporation”), does by this notice request that Corporation issue to the undersigned that number of shares of Stock specified below (the “Shares”) at the price per Share specified below pursuant to the exercise of Participant’s Option under the Plan and the Incentive Stock Option Agreement (the “Agreement”) between the undersigned and Corporation. Simultaneously herewith, the undersigned delivers to Corporation the purchase price for the Shares [i.e., that amount which is obtained by multiplying the number of the Shares by the price specified], by good check, in accordance with the Agreement.

The undersigned hereby represents and warrants that the undersigned has read and understands the Plan and the Agreement and the terms and conditions set forth therein under which the Shares are acquired, shall be held and may be disposed, and hereby ratifies and confirms such terms and conditions. The undersigned hereby represents and warrants that the undersigned is acquiring the Shares for the undersigned’s own account (and not on behalf of any other persons) and without any present view to making a public offering or distribution of same and without any present intention of selling or otherwise transferring same at any particular time or at any particular price or upon the occurrence of any particular event or circumstances (except as set forth in the Plan and the Agreement).

The undersigned acknowledges and understands that in connection with the acquisition of the Shares by the undersigned:

1. Corporation has informed the undersigned that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state Blue Sky law or laws and that the Shares may not be transferred or otherwise disposed of unless the Shares are subsequently registered under the Act and the applicable state Blue Sky law or laws or an exemption from such registration requirements is made available.

2. The undersigned has been informed that a legend referring to the restrictions indicated herein on transferability and sale will be placed upon the certificate(s) evidencing the Shares, in addition to the legend referred to in the Agreement.

3. The undersigned has received all information requested or otherwise deemed necessary by the undersigned to make an informed decision as to the investment in Corporation, and has had the opportunity to ask questions of and receive answers from officers of Corporation.

4. The undersigned acknowledges that the issuance of the Shares is subject to the execution by the undersigned of a Shareholders’ Agreement if required by Corporation.

If the undersigned is required to file a Form 144 with the Securities and Exchange Commission in connection with sales of the Shares pursuant to Rule 144 under the Act, the undersigned will mail a copy of such Form to Corporation at the same time and each time the undersigned mails a copy to the Securities and Exchange Commission.

Very truly yours,

A.	Date of Grant of Incentive Stock
Option:
Signature

B.	Number of Shares covered
by Agreement:
Printed Name of Participant

C.	Number of Shares of
	Stock which may	RESIDENCE:
be purchased at this
time:
Street

D.	Number of Shares of
Stock to be
	actually purchased at this	City, State, Zip Code
	time:	Dated: ,

E.	Option Price per Share:
$

F.	Aggregate price to be paid
for Shares actually purchased (D multiplied by E): $

ACCEPTED:

FRANKLIN FINANCIAL NETWORK, INC.

By:
Its:

2